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                                                                    EXHIBIT 99.3

PROXY

                          GARNET RESOURCES CORPORATION

                 PROXY FOR 1998 SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Douglas Fry and Edgar L. Dyes, and either of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Garnet Resources Corporation to be held at 201 South Main, Suite 1800, Salt Lake City, Utah at 10:00 a.m. September 29, 1998, on the following matter and in their discretion on any other matters incident to the conduct of the meeting which may come before the meeting or any adjournments thereof.

                (Continued and to be signed on the reverse side)

                              FOLD AND DETACH HERE
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                                                                     Please mark
                                                                your vote as [X]
                                                                    indicated in
                                                                    this example



To vote in accordance with the Board of Directors' recommendations just sign below; no boxes need to be checked.


The Board of Directors Recommends a Vote FOR item 1.


Item 1--Proposal to adopt the Agreement and Plan of Merger, dated as of June 24, 1998, among the Company, Aviva Petroleum Inc. and a wholly owned subsidiary of Aviva Petroleum Inc.


                     FOR            AGAINST            ABSTAIN

                     [ ]              [ ]                [ ]

Item 2--In their discretion, upon such other business incident to the conduct of the meeting as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.


IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 1.


Signature                    Signature                     Date
         --------------------         ---------------------    ----------------

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


                             FOLD AND DETACH HERE